UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 13, 2014

ENDURANCE EXPLORATION GROUP, INC.

 (Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 23, 2014, the Board of Directors of Endurance Exploration Group, Inc. (“Endurance”) adopted a Code of Business Conduct & Ethics that applies to all directors, officers and employees.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

14

Code of Business Conduct & Ethics

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE EXPLORATION GROUP, INC.
Dated: October 14, 2014	By:	/s/ Micah Eldred
Name: Micah Eldred Title: President and Chief Executive Officer

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